                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                        Distribution Date:  2/15/01

Section 5.2 - Supplement                                              Class A          Class B        Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00            0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                            2,336,250.00      136,149.60       191,133.78           2,663,533.38
       Deficiency Amounts                                              0.00            0.00                                    0.00
       Additional Interest                                             0.00            0.00                                    0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                   66,795,438.81    3,795,168.40     5,313,300.53          75,903,907.73

(iv)   Collections of Finance Charge Receivables               7,245,319.54      411,662.96       576,335.16           8,233,317.66

(v)    Aggregate Amount of Principal Receivables                                                                  21,185,836,310.10

                                           Investor Interest 450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36
                                           Adjusted Interest 450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

                                                    Series
       Floating Investor Percentage                  2.41%           88.00%           5.00%            7.00%                100.00%
       Fixed Investor Percentage                     2.41%           88.00%           5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.24%
               30 to 59 days                                                                                                  1.37%
               60 to 89 days                                                                                                  1.09%
               90 or more days                                                                                                2.30%
                                                                                                                  -----------------
                                           Total Receivables                                                                100.00%

(vii)  Investor Default Amount                                 2,279,213.61      129,499.85       181,302.00           2,590,015.46

(viii) Investor Charge-Offs                                            0.00            0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00            0.00             0.00

(x)    Servicing Fee                                             375,000.00       21,306.67        29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.24%

(xii)  Reallocated Monthly Principal                                                   0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)          450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

(xiv)  LIBOR                                                                                                               5.88250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         6,870,319.54      390,356.29       546,505.47           7,807,181.30

(xxii) Certificate Rate                                            6.23000%        6.39000%         6.40750%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
          -----------------------------------
       Name: Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1996-1

                                                                                                    Distribution Date: 2/15/01

Section 5.2 - Supplement                                 Class A        Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00  39,772,000.00   23,863,636.36             63,635,636.36

(ii)   Monthly Interest Distributed                             0.00     189,248.43      124,936.08                314,184.51
       Deficiency Amounts                                       0.00           0.00                                      0.00
       Additional Interest                                      0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                             0.00                      0.00

(iii)  Collections of Principal Receivables           103,904,015.92   5,903,529.32    8,265,200.13            118,072,745.36

(iv)   Collections of Finance Charge Receivables                0.00     640,357.44      384,221.49              1,024,578.93

(v)    Aggregate Amount of Principal Receivables                                                            21,185,836,310.10

                               Investor Interest                0.00  39,772,000.00   23,863,636.36             63,635,636.36
                               Adjusted Interest                0.00  39,772,000.00   23,863,636.36             63,635,636.36

                                             Series
       Floating Investor Percentage            0.30%           0.00%         62.50%          37.50%                   100.00%
       Fixed Investor Percentage               3.75%          88.00%          5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                 95.24%
               30 to 59 days                                                                                            1.37%
               60 to 89 days                                                                                            1.09%
               90 or more days                                                                                          2.30%
                                                                                                           ------------------
                               Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                                  0.00     201,441.96      120,867.39                322,309.35

(viii) Investor Charge-Offs                                     0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)    Servicing Fee                                            0.00      33,143.33       19,886.36                 53,029.70

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  13.24%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)             0.00           0.00            0.00                      0.00

(xiv)  LIBOR                                                                                                         5.88250%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                          0.00     607,214.11      364,335.13                971,549.24

(xxii) Certificate Rate                                     5.55000%       5.71000%        6.28250%

------------------------------------------------------------------------------------------------------------------------------

       By:
          -----------------------------
       Name: Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                                                                        Distribution Date: 2/15/01

Section 5.2 - Supplement                                     Class A         Class B        Collateral                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00             0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33       160,416.67      241,809.90             3,143,059.90
       Deficiency Amounts                                           0.00             0.00                                     0.00
       Additional Interest                                          0.00             0.00                                     0.00
       Accrued and Unpaid Interest                                                                   0.00                     0.00

(iii)  Collections of Principal Receivables                81,638,869.65     4,638,572.14    6,494,001.00            92,771,442.79

(iv)   Collections of Finance Charge Receivables            8,855,390.55       503,147.19      704,406.07            10,062,943.81

(v)    Aggregate Amount of Principal Receivables                                                                 21,185,836,310.10

                                       Investor Interest  550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00
                                       Adjusted Interest  550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00

                                               Series
       Floating Investor Percentage                2.95%          88.00%            5.00%           7.00%                  100.00%
       Fixed Investor Percentage                   2.95%          88.00%            5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.24%
               30 to 59 days                                                                                                 1.37%
               60 to 89 days                                                                                                 1.09%
               90 or more days                                                                                               2.30%
                                                                                                                ------------------
                                       Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                              2,785,705.52       158,278.72      221,590.21             3,165,574.46

(viii) Investor Charge-Offs                                         0.00             0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00            0.00

(x)    Servicing Fee                                          458,333.33        26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.24%

(xii)  Reallocated Monthly Principal                                                 0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00    31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                              5.88250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      8,397,057.22       477,105.52      667,947.73             9,542,110.48

(xxii) Certificate Rate                                         5.98000%         6.16000%        6.63250%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
          -----------------------------
       Name: Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                                                                        Distribution Date: 2/15/01

Section 5.2 - Supplement                                         Class A         Class B       Collateral                 Total
----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                         2,434,132.89      141,813.47      181,136.01              2,757,082.37
       Deficiency Amounts                                           0.00            0.00                                      0.00
       Additional Interest                                          0.00            0.00                                      0.00
       Accrued and Unpaid Interest                                                                  0.00                      0.00

(iii)  Collections of Principal Receivables                61,152,411.70    3,474,550.29    4,864,554.60             69,491,516.59

(iv)   Collections of Finance Charge Receivables            6,633,218.85      376,885.42      527,659.57              7,537,763.84

(v)    Aggregate Amount of Principal Receivables                                                                 21,185,836,310.10

                                   Investor Interest      411,983,000.00   23,408,000.00   32,772,440.86            468,163,440.86
                                   Adjusted Interest      411,983,000.00   23,408,000.00   32,772,440.86            468,163,440.86

                                               Series
       Floating Investor Percentage                2.21%          88.00%           5.00%           7.00%                   100.00%
       Fixed Investor Percentage                   2.21%          88.00%           5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.24%
               30 to 59 days                                                                                                 1.37%
               60 to 89 days                                                                                                 1.09%
               90 or more days                                                                                               2.30%
                                                                                                                 -----------------
                                   Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                              2,086,660.58      118,559.63      165,989.76              2,371,209.97

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Servicing Fee                                          343,319.17       19,506.67       27,310.37                390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.24%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)       411,983,000.00   23,408,000.00   32,772,440.86            468,163,440.86

(xiv)  LIBOR                                                                                                              5.88250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      6,289,899.68      357,378.76      500,349.20              7,147,627.64

(xxii) Certificate Rate                                         7.09000%        7.27000%        6.63250%

-----------------------------------------------------------------------------------------------------------------------------------

       By:
          -------------------------------------
       Name: Patricia M. Garvey
       Title: Vice President